UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Diane C. Honda to the Board.

On May 31, 2023, upon the recommendation of the Nominating and ESG Committee, the Board of Directors (the “Board”) of Hillman Solutions Corp. (the “Company”) appointed Diane C. Honda, Chief Administrative Officer, General Counsel & Secretary of Barracuda Networks since 2012, to join the Board as an independent director, effective as of May 31, 2023. Ms. Honda will fill a vacancy and serve as a Class I director until the Company’s 2025 annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier resignation or removal. Ms. Honda was also appointed to serve on the Compensation Committee of the Board.

Ms. Honda will be compensated in accordance with the Company’s previously-disclosed compensation program for its non-employee directors as disclosed in the Company’s most recent proxy statement. Ms. Honda will also enter into the Company’s standard form of indemnification agreement for directors.

Ms. Honda is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Honda and any other persons pursuant to which she was selected as a director.

Additionally, the Board has determined to decrease the size of the Board to nine directors and to reduce the number of Class I directors (with a term expiring in 2025) to two directors.

The Company’s press release announcing the director appointment is attached to this Report as Exhibit 99.1.

Appointment of Jon Michael Adinolfi as Chief Operating Officer.

On June 6, 2023, the Company announced that the Board promoted Jon Michael Adinolfi to Chief Operating Officer. In this role, Mr. Adinolfi will oversee our Hardware and Protective Solutions businesses and Canadian operations.

Mr. Adinolfi, 47, has served as the Company’s Divisional President, Hillman US, since July 2019. Prior to joining Hillman, Mr. Adinolfi served as President of US Retail for Stanley Black & Decker from November 2016 to July 2019. Prior to that, he served as President of Hand Tools for Stanley Black & Decker from October 2013 to December 2016. From June 2011 to September 2013, he served as the CFO — North America, CDIY for Stanley Black & Decker.

Mr. Adinolfi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Adinolfi's promotion, the Compensation Committee of the Board approved an increase in his base salary to $500,000 and increased his annual target equity award grant to $750,000. Mr. Adinolfi’s target bonus opportunity will remain at 60% of his base salary. The Committee also approved certain one-time equity awards for Mr. Adinolfi in connection with his promotion, which included:

•Grant of stock options with an aggregate fair value of $75,000, which will vest in four equal annual installments, subject to Mr. Adinolfi's continued employment on the applicable vesting date;

•Grant of restricted stock units with an aggregate fair value of $75,000, which will vest on the third anniversary of the grant date, subject to Mr. Adinolfi's continued employment on such vesting date; and

•Grant of restricted stock units with an aggregate fair value of $2,500,000, which will vest 50% on the third anniversary of the grant date, 25% on the fourth anniversary of the grant date, and 25% on the fifth anniversary of the grant date, in each case subject to Mr. Adinolfi's continued employment on the applicable vesting date.

In accordance with the Company’s equity granting practices for employees, the grant date of the foregoing equity awards will be June 7, 2023, with the number of equity awards granted being calculated as of such date.

The Company’s press release announcing the Chief Operating Officer appointment is attached to this Report as Exhibit 99.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 31, 2023 via live webcast. At the Annual Meeting, the Company’s stockholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 19, 2023. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Elect three directors, each for a term that expires in 2026.

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aaron P. Jagdfeld	155,115,018	1,324,751	6,899	10,489,299
David A. Owens	90,338,440	66,101,146	7,082	10,489,299
Philip K. Woodlief	155,148,453	1,291,364	6,851	10,489,299

Based on the voting results set forth above, Messrs. Jagdfeld, Owens, and Woodlief were each duly elected as directors with terms expiring at the 2026 Annual Meeting of Stockholders.

Proposal 2 - Approve, by non-binding vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,971,679	1,457,760	17,229	10,489,299

Based on the voting results set forth above, the fiscal 2022 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 3 - Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,914,894	18,757	2,316	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2023 was duly ratified.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

99.1    Press Release, dated June 1, 2023.

99.2    Press Release, dated June 6, 2023.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 6, 2023	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer